EXHIBIT 10.2

                               CAPCO ENERGY, Inc.
                            2922 East Chapman Avenue
                                Orange, CA 92889


         March 31, 2003

         To:   Larry Kravetz
         From:     Ilyas Chaudhary   (Initialed "IC")

         Re Public Relations Contract.

         This is to confirm our understanding that Capco Energy Inc. (Capco) shall terminate the current public relations contract effective as 3-31-03 and is subject to the following;

               1. A final payment of $2500 to be made before 1st April 03. as a final payment.
               2. The options shall be reduced to 150,000* shares of Capco. All other conditions shall remain as per the agreement.
               3. Any future financing arrangement shall be based upon prior approval of the management of Capco.

         If this is your understanding also then please execute and forward copy to us.

                                    Accepted

                                    /s/  Lawrence I Kravetz
                                    -----------------------
                                    Lawrence I. Kravetz





          *NOTE: EFFECTIVE 12.31.03, REGISTRANT'S COMMON STOCK WAS FORWARD SPLIT ON A 4 FOR 1 BASIS RESULTING IN AN OPTION FOR 600,000 SHARES OF THE REGISTRANT'S NEW COMMON STOCK.






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